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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-41226 of American Tower Corporation on Form S-8 of our report dated June 22, 2001, appearing in this Annual Report on Form 11-K of American Tower Retirement Savings Plan for the year ended December 31, 2000.

/s/ Deliotte & Touche LLP

Boston, Massachusetts
June 28, 2001